Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Statements [Line Items]
Commitments and contingencies [text block]
20.	Commitments and contingencies

As at December 31, 2018, the Company had contractual obligations totaling $4.0 million (December 31, 2017 - $297.1 million, including long-term debt). As previously disclosed in note 16, upon closing of the JV Transaction on July 31, 2018, the Company settled the Red Kite debt in full, including all outstanding debt principal and accrued interest, totaling $163.8 million.

The following table reflects the Company’s contractual obligations as they fall due, excluding commitments and liabilities of the JV, as at December 31, 2018:

				At December 31,	At December 31,
	Within 1 year	1 - 5 years	Over 5 years	2018	2017
Long-term debt and related interest and withholding tax payments	-	-	-	-	186,270
Accounts payable and accrued liabilities	3,232	-	-	3,232	47,916
Asset retirement provisions (undiscounted)	-	-	-	-	45,526
Long-term incentive plan (cash-settled awards)	241	300	-	541	-
Mine operating/construction, open purchase orders and operating leases	-	-	-	-	17,431
Corporate operating leases	131	71		202	-
Total	3,604	371	-	3,975	297,143

In addition to the above commitments, the Company has provided a guarantee on the unfunded portion of the AGM’s reclamation bond in the amount of $6.8 million.

Due to the nature of its business, the Company may be subject to regulatory investigations, claims, lawsuits and other proceedings in the ordinary course of its business. While the Company cannot reasonably predict the ultimate outcome of these actions, and inherent uncertainties exist in predicting such outcomes, the Company believes that the ultimate resolution of these actions is not reasonably likely to have a material adverse effect on the Company’s financial condition or future results of operations.